Exhibit 99.1 WELCOME Regional Conferences March 2014

Cautionary Statement Regarding
Forward-Looking Information
2
Statements contained in these slides, including statements describing the objectives, projections, estimates, or predictions of the future of the Bank, may be “forward-looking statements.” These statements may use forward-looking terms, such as “anticipates,”
“believes,” “could,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. The Federal Home
Loan Bank of Pittsburgh (the Bank) cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: economic and market conditions, including, but not limited to, real estate, credit and mortgage markets; volatility of market prices, rates, and indices related to financial instruments; political, legislative, regulatory, litigation, or judicial events or actions; changes in assumptions used in the quarterly Other-Than-Temporary
Impairment (OTTI) process; risks related to mortgage-backed securities; changes in the assumptions used in the allowance for credit losses; changes in the Bank’s capital structure; changes in the Bank’s capital requirements; membership changes; changes in the demand by Bank members for Bank advances; an increase in advances’ prepayments; competitive forces, including the availability of other sources of funding for Bank members; changes in investor demand for consolidated obligations and/or the terms of interest rate exchange agreements and similar agreements; changes in the FHLBank System’s debt rating or the Bank’s rating; the ability of the Bank to introduce new products and services to meet market demand and to manage successfully the risks associated with new products and services; the ability of each of the other FHLBanks to repay the principal and interest on consolidated obligations for which it is the primary obligor and with respect to which the Bank has joint and several liability;
applicable Bank policy requirements for retained earnings and the ratio of the market value of equity to par value of capital stock;
the Bank’s ability to maintain adequate capital levels (including meeting applicable regulatory capital requirements); business and capital plan adjustments and amendments; technology risks; and timing and volume of market activity. We do not undertake to update any forward-looking information. Some of the data set forth herein is unaudited.

2013 Highlights and 2014 Strategy Winthrop Watson March 2014 a

2013 Highlights: Delivering Member Value
• Increased member activity
• Strong financial performance
• Increased contributions to the Affordable Housing
Program
• Technology improvements that support operational
integrity

Advance and Asset Trend 6 $41.2 $29.7 $30.6 $40.5 $50.3 $65.3 $53.4 $52.0 $64.6 $70.7 $25 $50 $75 12/09 12/10 12/11 12/12 12/13 Advances Assets

Increased Member Activity - Advances
-
5.0
10.0
15.0
20.0
25.0
30.0
35.0
40.0
45.0
2009 2010 2011 2012 2013
Top Ten Borrowers
-
2.0
4.0
6.0
8.0
10.0
12.0
2009 2010 2011 2012 2013
Membership Minus Top Ten

Letters of Credit 7 $8.5 $9.6 $6.6 $7.2 $14.7 $5 $10 $15 12/09 12/10 12/11 12/12 12/13

Mortgages Held for Portfolio (MPF Program) 8 $5.2 $4.5 $3.9 $3.5 $3.2 $1.2 $1.3 $1.3 $1.5 $1.6 $- $2 $4 $6 12/09 12/10 12/11 12/12 12/13 MPF Original

Market Value / Capital Stock 74% 93% 97% 115% 128% 50% 100% 150% 12/09 12/10 12/11 12/12 12/13 Par

Net Income 4 $(37.5) $8.3 $38.0 $129.7 $147.8 $(50) $- $50 $100 $150 2009 2010 2011 2012 2013

Increased AHP Contributions In millions $0 $2 $4 $6 $8 $10 $12 $14 $16 2009 2010 2011 2012 2013

Excess Capital Stock Repurchased Monthly repurchases began $1.2 $1.9 $1.3 $0.6 $0.0 $- $1 $2 12/09 12/10 12/11 12/12 12/13

Dividend 11 0.10% 0.10% 0.10% 0.43% 0.32% 0.29% 1.00% 1.50% 2.50% 0.0% 1.0% 2.0% 3.0% 12/09 12/10 12/11 12/12 12/13 Dividend 3-month LIBOR

8.0%
4.0%
0.0%
(4.0%)
2009
2010
2011
2012
2013
(1.62%)
(0.13%)
0.71%
3.85%
5.13%

Earned Dividend Spread (EDS) 5 EDS - Return on member capital stock in excess of 3-month LIBOR

Dividend Considerations
• Specific factors that will impact
the amount of future dividends
include:
–
The level of retained
earnings with respect to the
Bank’s retained earnings
target and total AOCI
– Market value to capital
stock ratio above 90%
– Adequate excess regulatory
capital
– Positive quarterly GAAP
earnings
Retained Earnings Framework

$0.8
$0.4
$-
$(0.4)
Billions
$(0.3)
$0.2
$0.3
$0.6
$0.7
2009
2010
2011
2012
2013

150%
100%
50%
74%
93%
97%
115%
128%
2009
2010
2011
2012
2013

$4.5
$2.5
$0.5
Billions
$4.4
$4.4
$3.9
$3.8
$3.6
$2.8
$1.6
$1.1
$1.0
$1.1
2009
2010
2011
2012
2013
Permanent Capital
RBC Requirement

$150
$100
$50
$-
$(50)
Millons
$(37.5)
$8.3
$38.0
$129.7
$147.8
2009
2010
2011
2012
2013

Dividend Considerations Regulatory Capital Retained Earnings net of AOCI Net Income Market Value / Capital Stock

Strategic Objectives
External
Internal
Strategic Objectives

High Performance FHLBank 17 2013 – 2017 Strategic Plan Build Strength and Flexibility Embrace Operational Excellence Serve the Membership Vitalize Communities

High Performance FHLBank Historically Currently Prospectively

Capital Stock Plan Changes Kris Williams March 2014

Objectives of the Capital Stock Plan
• Assure a fair and equitable allocation of the Bank’s
capital needs and requirements between total
membership and activity-based users of the cooperative
• Support effective management and capitalization of the
Bank’s balance sheet
– Membership liquidity
• Enable the Bank to meet our regulatory capital
requirements
– Capital ratio
– Leverage ratio
– Risk-based capital

Current Capital Stock Plan Recap
– Membership: 0.35% of MAV
– Advances: 4.00% (effective September 2013)
– MPF: 4.00%
– Letters of Credit (LCs): 0.75% (effective March 18, 2014)
• Plan consists of membership and activity requirements
• Activity-based capital accounts for the majority of
contributed capital
• Recap of current requirements:
• Similar structure to most FHLBanks

Why Modify the Capital Stock Plan?
• Bank’s Strategic Plan calls for revision of the Capital
Plan to make it:
• Retained earnings have grown considerably and will
account for an increasing percentage of capital
1. More dynamic and reflective of the projected growth in retained earnings
2. An active tool to create subclasses of stock and potential to reward product usage

Capital Plan Modifications Summary
** B1 may be tied to a market benchmark
Component Current Proposed
Stock requirement range
Advances 3.00% - 6.00% 2.00% - 6.00%
Letters of Credit 0.00% - 3.00% 0.00% - 4.00%
Forward starting advances* None 0.00% - 6.00%
Stock subclasses
None
B2 - Activity
Dividend distinctions
None
May declare different
dividends for each
subclass (intend for B2
dividend to exceed B1
dividend)**
* Applies to advances starting more than 30 days from trade date
** For example, B1 dividend may be tied to a benchmark
B1 - Membership